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SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report: April 24, 2003
Date of Earliest Event Reported: April 17, 2003

ON COMMAND CORPORATION
(Exact Name of Registrant as Specified in its Charter)

Delaware
(State or Other Jurisdiction of Incorporation)

00-21315	77-04535194
(Commission File Number)	(I.R.S. Employer Identification No.)

4610 South Ulster Street, 6th Floor
Denver, CO 80237
(Address of principal executive offices, including zip code)

Registrant's telephone number, including area code: (720) 873-3200

(Former name or former address, if changed from last report)

ON COMMAND CORPORATION

FORM 8-K

April 24, 2003

Item 5. Other Events and Regulation FD Disclosure

        On April 24, 2003, On Command Corporation (the "Company") issued a press release announcing that the Company and its bank lenders have entered into an Amended and Restated Credit Agreement. A copy of the Amended as Restated Credit Agreement is attached hereto as Exhibit 10.1 and a copy of the Company's press release is attached hereto as Exhibit 99.1. Both documents are incorporated herein in their entirety by reference.

Item 7. Financial Statements and Exhibits

10.1
Amended and Restated Credit Agreement dated as of April 17, 2003, by and among On Command Corporation, as the Borrower, the Lenders party thereto, Toronto Dominion (Texas), Inc. and Fleet National Bank as the Documentation Agents, Bank of America N.A. as the Syndication Agent and The Bank of New York as the Administrative Agent.

99.1
Press release dated April 24, 2003 of On Command Corporation announcing that the Company and its bank lenders have entered into an Amended and Restated Credit Agreement.

SIGNATURE

        Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: April 24, 2003

ON COMMAND CORPORATION
By:	/s/ BERNARD G. DVORAK Bernard G. Dvorak Senior Vice President, Chief Financial Officer and Treasurer (Principal Accounting and Financial Officer)

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  Item 5. Other Events and Regulation FD Disclosure
  Item 7. Financial Statements and Exhibits
SIGNATURE